EX.99.17

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions
available 24 hours

VOTE BY MAIL
Vote, sign and date this Proxy
Card and return in the
postage-paid envelope

VOTE IN PERSON
Attend Shareholder Meeting
1735 Market Street, 32nd Floor
Philadelphia, PA 19103
on March 16, 2018

Please detach at perforation before mailing.

PROXY	ABERDEEN EMERGING MARKETS SMALLER COMPANY OPPORTUNITIES FUND, INC.
SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON MARCH 16, 2018

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS.  The undersigned shareholder(s) of Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., revoking previous proxies, hereby appoints Alan Goodson, Christian Pittard, Lucia Sitar and Megan Kennedy, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc. which the undersigned is entitled to vote, at the Special Meeting of Shareholders to be held on Friday, March 16, 2018, at 9:00 a.m. Eastern Time, at the offices of Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103, and at any adjournment thereof as indicated on the reverse side.

In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

Receipt of the Notice of the Special Meeting and the accompanying Joint Proxy Statement/Prospectus is hereby acknowledged.  If this Proxy is executed but no instructions are given, the votes entitled to be cast by the undersigned will be cast “FOR” the proposal.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

PLEASE SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

ABE_29521_011018

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Special Meeting of Shareholders to Be Held on Friday, March 16, 2018, at 9:00 a.m. (Eastern Time)

The Joint Proxy Statement/Prospectus for this meeting is available at:

http://www.aberdeenabe.com/en/usclosedabe/announcements

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon the matters set forth in the Notice of Special Meeting and Joint Proxy Statement/Prospectus dated February 1, 2018 and upon all other such matters as may properly come before the meeting or any adjournment thereof.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSAL.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:    ☒

Proposal
		FOR	AGAINST	ABSTAIN
1.

To approve an Agreement and Plan of Reorganization between Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc. (the “Target Fund”) and Aberdeen Chile Fund, Inc. (the “Acquiring Fund”), pursuant to which the Target Fund would transfer substantially all of its assets to the Acquiring Fund, and the Acquiring Fund would assume all stated liabilities of the Target Fund, in exchange solely for newly issued shares of common stock of the Acquiring Fund, which will be distributed by the Target Fund to the shareholders of the Target Fund (although cash may be distributed in lieu of fractional shares) in the form of a liquidating distribution, and the Target Fund will be terminated and dissolved in accordance with its charter and Maryland law (a “Reorganization”).

		☐	☐	☐

Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it.  When shares are held jointly, each holder should sign.  When signing as attorney, executor, administrator, trustee, guardian, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

608999900109999999999

xxxxxxxxxxxxxx	ABE_29521	M xxxxxxxx

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions
available 24 hours

VOTE BY MAIL
Vote, sign and date this Proxy
Card and return in the
postage-paid envelope

VOTE IN PERSON
Attend Shareholder Meeting
1735 Market Street, 32nd Floor
Philadelphia, PA 19103
on March 16, 2018

Please detach at perforation before mailing.

PROXY	ABERDEEN ISRAEL FUND, INC.
SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON MARCH 16, 2018

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS.  The undersigned shareholder(s) of Aberdeen Israel Fund, Inc., revoking previous proxies, hereby appoints Alan Goodson, Christian Pittard, Lucia Sitar and Megan Kennedy, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of Aberdeen Israel Fund, Inc. which the undersigned is entitled to vote, at the Special Meeting of Shareholders to be held on Friday, March 16, 2018, at 12:00 p.m. Eastern Time, at the offices of Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103, and at any adjournment thereof as indicated on the reverse side.

In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

Receipt of the Notice of the Special Meeting and the accompanying Joint Proxy Statement/Prospectus is hereby acknowledged.  If this Proxy is executed but no instructions are given, the votes entitled to be cast by the undersigned will be cast “FOR” the proposal.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

PLEASE SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

ISL_29521_011018

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Aberdeen Israel Fund, Inc.

Special Meeting of Shareholders to Be Held on Friday, March 16, 2018, at 12:00 p.m. (Eastern Time)

The Joint Proxy Statement/Prospectus for this meeting is available at:

http://www.aberdeenisl.com/en/usclosedisl/announcements

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon the matters set forth in the Notice of Special Meeting and Joint Proxy Statement/Prospectus dated February 1, 2018 and upon all other such matters as may properly come before the meeting or any adjournment thereof.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSAL.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:    ☒

Proposal
		FOR	AGAINST	ABSTAIN
1.

To approve an Agreement and Plan of Reorganization between Aberdeen Israel Fund, Inc. (the “Target Fund”) and Aberdeen Chile Fund, Inc. (the “Acquiring Fund”), pursuant to which the Target Fund would transfer substantially all of its assets to the Acquiring Fund, and the Acquiring Fund would assume all stated liabilities of the Target Fund, in exchange solely for newly issued shares of common stock of the Acquiring Fund, which will be distributed by the Target Fund to the shareholders of the Target Fund (although cash may be distributed in lieu of fractional shares) in the form of a liquidating distribution, and the Target Fund will be terminated and dissolved in accordance with its charter and Maryland law (a “Reorganization”).

		☐	☐	☐

Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note:  Please sign exactly as your name(s) appear(s) on this proxy card, and date it.  When shares are held jointly, each holder should sign.  When signing as attorney, executor, administrator, trustee, guardian, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

608999900109999999999

xxxxxxxxxxxxxx	ISL_29521	M xxxxxxxx

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions
available 24 hours

VOTE BY MAIL
Vote, sign and date this Proxy
Card and return in the
postage-paid envelope

VOTE IN PERSON
Attend Shareholder Meeting
1735 Market Street, 32nd Floor
Philadelphia, PA 19103
on March 16, 2018

Please detach at perforation before mailing.

PROXY	ABERDEEN INDONESIA FUND, INC.
SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON MARCH 16, 2018

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS.  The undersigned shareholder(s) of Aberdeen Indonesia Fund, Inc., revoking previous proxies, hereby appoints Alan Goodson, Christian Pittard, Lucia Sitar and Megan Kennedy, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of Aberdeen Indonesia Fund, Inc. which the undersigned is entitled to vote, at the Special Meeting of Shareholders to be held on Friday, March 16, 2018, at 11:00 a.m. Eastern Time, at the offices of Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103, and at any adjournment thereof as indicated on the reverse side.

In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

Receipt of the Notice of the Special Meeting and the accompanying Joint Proxy Statement/Prospectus is hereby acknowledged.  If this Proxy is executed but no instructions are given, the votes entitled to be cast by the undersigned will be cast “FOR” the proposal.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

PLEASE SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

IF_29521_011018

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Aberdeen Indonesia Fund, Inc.

Special Meeting of Shareholders to Be Held on Friday, March 16, 2018, at 11:00 a.m. (Eastern Time)

The Joint Proxy Statement/Prospectus for this meeting is available at:

http://www.aberdeenif.com/en/usclosedif/announcements

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon the matters set forth in the Notice of Special Meeting and Joint Proxy Statement/Prospectus dated February 1, 2018 and upon all other such matters as may properly come before the meeting or any adjournment thereof.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSAL.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:    ☒

Proposal
		FOR	AGAINST	ABSTAIN
1.

To approve an Agreement and Plan of Reorganization between Aberdeen Indonesia Fund, Inc. (the “Target Fund”) and Aberdeen Chile Fund, Inc. (the “Acquiring Fund”), pursuant to which the Target Fund would transfer substantially all of its assets to the Acquiring Fund, and the Acquiring Fund would assume all stated liabilities of the Target Fund, in exchange solely for newly issued shares of common stock of the Acquiring Fund, which will be distributed by the Target Fund to the shareholders of the Target Fund (although cash may be distributed in lieu of fractional shares) in the form of a liquidating distribution, and the Target Fund will be terminated and dissolved in accordance with its charter and Maryland law (a “Reorganization”).

		☐	☐	☐

Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note:  Please sign exactly as your name(s) appear(s) on this proxy card, and date it.  When shares are held jointly, each holder should sign.  When signing as attorney, executor, administrator, trustee, guardian, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

608999900109999999999

xxxxxxxxxxxxxx	IF_29521	M xxxxxxxx

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions
available 24 hours

VOTE BY MAIL
Vote, sign and date this Proxy
Card and return in the
postage-paid envelope

VOTE IN PERSON
Attend Shareholder Meeting
1735 Market Street, 32nd Floor
Philadelphia, PA 19103
on March 16, 2018

Please detach at perforation before mailing.

PROXY	ABERDEEN LATIN AMERICA EQUITY FUND, INC.
SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON MARCH 16, 2018

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS.  The undersigned shareholder(s) of Aberdeen Latin America Equity Fund, Inc., revoking previous proxies, hereby appoints Alan Goodson, Christian Pittard, Lucia Sitar and Megan Kennedy, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of Aberdeen Latin America Equity Fund, Inc. which the undersigned is entitled to vote, at the Special Meeting of Shareholders to be held on Friday, March 16, 2018, at 10:00 a.m. Eastern Time, at the offices of Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103, and at any adjournment thereof as indicated on the reverse side.

In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

Receipt of the Notice of the Special Meeting and the accompanying Joint Proxy Statement/Prospectus is hereby acknowledged.  If this Proxy is executed but no instructions are given, the votes entitled to be cast by the undersigned will be cast “FOR” the proposal.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

PLEASE SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

LAQ_29521_011018

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Aberdeen Latin America Equity Fund, Inc.

Special Meeting of Shareholders to Be Held on Friday, March 16, 2018, at 10:00 a.m. (Eastern Time)

The Joint Proxy Statement/Prospectus for this meeting is available at:

http://www.aberdeenlaq.com/en/usclosedlaq/announcements

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon the matters set forth in the Notice of Special Meeting and Joint Proxy Statement/Prospectus dated February 1, 2018 and upon all other such matters as may properly come before the meeting or any adjournment thereof.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSAL.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:    ☒

Proposal
		FOR	AGAINST	ABSTAIN
1.

To approve an Agreement and Plan of Reorganization between Aberdeen Latin America Equity Fund, Inc. (the “Target Fund”) and Aberdeen Chile Fund, Inc. (the “Acquiring Fund”), pursuant to which the Target Fund would transfer substantially all of its assets to the Acquiring Fund, and the Acquiring Fund would assume all stated liabilities of the Target Fund, in exchange solely for newly issued shares of common stock of the Acquiring Fund, which will be distributed by the Target Fund to the shareholders of the Target Fund (although cash may be distributed in lieu of fractional shares) in the form of a liquidating distribution, and the Target Fund will be terminated and dissolved in accordance with its charter and Maryland law (a “Reorganization”).

		☐	☐	☐

Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note:  Please sign exactly as your name(s) appear(s) on this proxy card, and date it.  When shares are held jointly, each holder should sign.  When signing as attorney, executor, administrator, trustee, guardian, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

608999900109999999999

xxxxxxxxxxxxxx	LAQ_29521	M xxxxxxxx

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions
available 24 hours

VOTE BY MAIL
Vote, sign and date this Proxy
Card and return in the
postage-paid envelope

VOTE IN PERSON
Attend Shareholder Meeting
1735 Market Street, 32nd Floor
Philadelphia, PA 19103
on March 16, 2018

Please detach at perforation before mailing.

PROXY	ABERDEEN GREATER CHINA FUND, INC.
SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON MARCH 16, 2018

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS.  The undersigned shareholder(s) of Aberdeen Greater China Fund, Inc., revoking previous proxies, hereby appoints Alan Goodson, Christian Pittard, Lucia Sitar and Megan Kennedy, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of Aberdeen Greater China Fund, Inc., which the undersigned is entitled to vote, at the Special Meeting of Shareholders to be held on Friday, March 16, 2018, at 3:00 p.m. Eastern Time, at the offices of Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103, and at any adjournment thereof as indicated on the reverse side.

In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

Receipt of the Notice of the Special Meeting and the accompanying Joint Proxy Statement/Prospectus is hereby acknowledged.  If this Proxy is executed but no instructions are given, the votes entitled to be cast by the undersigned will be cast “FOR” the proposal.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

PLEASE SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

GCH_29521_011018

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Aberdeen Greater China Fund, Inc.

Special Meeting of Shareholders to Be Held on Friday, March 16, 2018, at 3:00 p.m. (Eastern Time)

The Joint Proxy Statement/Prospectus for this meeting is available at:

http://www.aberdeengch.com/en/usclosedgch/announcements

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon the matters set forth in the Notice of Special Meeting and Joint Proxy Statement/Prospectus dated February 1, 2018 and upon all other such matters as may properly come before the meeting or any adjournment thereof.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSAL.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:    ☒

Proposal
		FOR	AGAINST	ABSTAIN
1.

To approve an Agreement and Plan of Reorganization between Aberdeen Greater China Fund, Inc. (the “Target Fund”) and Aberdeen Chile Fund, Inc. (the “Acquiring Fund”), pursuant to which the Target Fund would transfer substantially all of its assets to the Acquiring Fund, and the Acquiring Fund would assume all stated liabilities of the Target Fund, in exchange solely for newly issued shares of common stock of the Acquiring Fund, which will be distributed by the Target Fund to the shareholders of the Target Fund (although cash may be distributed in lieu of fractional shares) in the form of a liquidating distribution, and the Target Fund will be terminated and dissolved in accordance with its charter and Maryland law (a “Reorganization”).

		☐	☐	☐

Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note:  Please sign exactly as your name(s) appear(s) on this proxy card, and date it.  When shares are held jointly, each holder should sign.  When signing as attorney, executor, administrator, trustee, guardian, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

608999900109999999999

xxxxxxxxxxxxxx	GCH_29521	M xxxxxxxx

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions
available 24 hours

VOTE BY MAIL
Vote, sign and date this Proxy
Card and return in the
postage-paid envelope

VOTE IN PERSON
Attend Shareholder Meeting
1735 Market Street, 32nd Floor
Philadelphia, PA 19103
on March 16, 2018

Please detach at perforation before mailing.

PROXY	ABERDEEN SINGAPORE FUND, INC.
SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON MARCH 16, 2018

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS.  The undersigned shareholder(s) of Aberdeen Singapore Fund, Inc., revoking previous proxies, hereby appoints Alan Goodson, Christian Pittard, Lucia Sitar and Megan Kennedy, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of Aberdeen Singapore Fund, Inc., which the undersigned is entitled to vote, at the Special Meeting of Shareholders to be held on Friday, March 16, 2018, at 2:00 p.m. Eastern Time, at the offices of Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103, and at any adjournment thereof as indicated on the reverse side.

In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

Receipt of the Notice of the Special Meeting and the accompanying Joint Proxy Statement/Prospectus is hereby acknowledged.  If this Proxy is executed but no instructions are given, the votes entitled to be cast by the undersigned will be cast “FOR” the proposal.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

PLEASE SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

SGF_29521_011018

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Aberdeen Singapore Fund, Inc.

Special Meeting of Shareholders to Be Held on Friday, March 16, 2018, at 2:00 p.m. (Eastern Time)

The Joint Proxy Statement/Prospectus for this meeting is available at:

http://www.aberdeensgf.com/en/usclosedsgf/announcements

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon the matters set forth in the Notice of Special Meeting and Joint Proxy Statement/Prospectus dated February 1, 2018 and upon all other such matters as may properly come before the meeting or any adjournment thereof.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSAL.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:    ☒

Proposal
		FOR	AGAINST	ABSTAIN
1.

To approve an Agreement and Plan of Reorganization between Aberdeen Singapore Fund, Inc. (the “Target Fund”) and Aberdeen Chile Fund, Inc. (the “Acquiring Fund”), pursuant to which the Target Fund would transfer substantially all of its assets to the Acquiring Fund, and the Acquiring Fund would assume all stated liabilities of the Target Fund, in exchange solely for newly issued shares of common stock of the Acquiring Fund, which will be distributed by the Target Fund to the shareholders of the Target Fund (although cash may be distributed in lieu of fractional shares) in the form of a liquidating distribution, and the Target Fund will be terminated and dissolved in accordance with its charter and Maryland law (a “Reorganization”).

		☐	☐	☐

Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it.  When shares are held jointly, each holder should sign.  When signing as attorney, executor, administrator, trustee, guardian, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

608999900109999999999

xxxxxxxxxxxxxx	SGF_29521	M xxxxxxxx